UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

CHINA GRAND RESORTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-27246	16-0383696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Park Avenue, Suite 207, Long Beach, NY 11561

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 442-1883

RM 1901, Reignwood Center

No. 8 Yong’an Dongli Jianguomen Outer Street,

Chaoyang District Beijing, 100022

People’s Republic of China

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01. Changes in Registrant's Certifying Accountant

On April 21, 2017, China Grand Resorts, Inc. (the “Company”) engaged Fruci & Associates II, PLLC (“Fruci & Associates”) to serve as the Company’s independent registered public accounting firm. The appointment of Fruci & Associates as the Company’s independent registered public accounting firm was approved by the Board of Directors of the Company.

The Company, which is required to file reports pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has not filed any periodic reports with the Securities and Exchange Commission (“SEC”) since it filed a quarterly report on Form 10-Q for the quarterly period ended June 30, 2014 (the “June 2014 10-Q”) on August 14, 2014. Since the date on which the Company filed its last report with the SEC, the Company’s prior independent registered public accountant, Keith K. Zhen, CPA (“KKZ”), was barred by the Public Company Accounting Board from being an associated person of a registered public accounting firm and the Company had been without independent registered public accountant until it retained Fruci & Associates.

KKZ’s audit report on the Company’s financial statements for the fiscal years ended September 30, 2012 and 2013, the last year for which the Company’s financial statements were audited, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to audit scope or accounting principles. During the fiscal years ended September 30, 2012 and 2013 and the subsequent interim period through April 21, 2017 (the date on which the Company engage Fruci & Associates), (a) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KKZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KKZ’s satisfaction, would have caused KKZ to make reference in connection with KKZ’s opinion to the subject matter of the disagreement; and (b) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KKZ with a copy of this Current Report on Form 8-K and requested that KKZ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01(a).

During the Company’s two most recent fiscal years ended September 30, 2016 and 2017 and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with Fruci & Associates regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Fruci & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GRAND RESORTS, INC.

Date: December 21, 2017	By:	/s/ Bryan Glass
Bryan Glass, President

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